UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

OCUGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36751	04-3522315
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 28, 2025, Ocugen, Inc. (the “Company”) received written notice from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”) by maintaining a minimum closing bid price of the Company’s common stock of at least $1.00 per share for the ten consecutive business days from July 8, 2025 to July 25, 2025 and that this matter is now closed.

As previously reported, on December 31, 2024, Nasdaq notified the Company that for the last 30 consecutive business days, the closing bid price for the Company’s common stock had been below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market pursuant to Rule 5550(a)(2) and that the Company had 180 days, or until June 30, 2025, to evidence compliance with Rule 5550(a)(2). As previously reported, on July 1, 2025, the Company received formal notice that Nasdaq had granted the Company’s request for an extension through December 29, 2025 to regain compliance with Rule 5550(a)(2).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect,” “will,” “anticipates,” “estimates” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations regarding the impact on, and the timing of the completion and audit of, the Company’s financial statements and the filing of the Form 10-K, which reflect the Company’s expectations based upon information presently available to the Company and assumptions that it believes to be reasonable. Because such statements are based on the Company’s current expectations and are not statements of fact, actual results may differ materially from those projected or estimated and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Investors are cautioned not to place undue reliance upon forward looking statements in this Current Report. The Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this filing, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ocugen, Inc.
Date: July 29, 2025
	By:	/s/ Shankar Musunuri
	Name:	Shankar Musunuri
	Title:	Chairman, Chief Executive Officer, & Co-Founder